Exhibit 99.1

EXHIBIT A

EXPLANATORY NOTE: Ameren Missouri sent the following to Missouri Public Service Commission staff and intervenors on February 10, 2015:

Confidential Global Settlement Offer

Ameren Missouri File No. ER-2014-0258

February 10, 2015

1.	Non-fuel Revenue Requirement increase: $59.8 million.

2.	Increase in Net Fuel Costs (NBEC): $103.1 million.

3.	Total Revenue Requirement: $3,192,643,080 – reflects reduction in staff’s retail billing units and associated revenues of approximately $2.6 million.

4.	Rate Base: Accept Staff’s disallowance of collector plates for Labadie ESP project. Coal inventory per Company’s position including coal in transit.

5.	Billing Units: Customer counts through December 31, 2014, with customer usage as of July 2014. Note: Noranda at “full load”.

6.	Trackers:

Vegetation Management and Infrastructure Inspection Tracker: Canceled

Fin. 48 Tracker Continues

Two Way Major Storm Cost Continues: $4.6 million base

Pension Continues: $32,514,276 base

OPEB Continues: $2,001,552 base

RES Continues: $10,786,405 base

7.	Amortizations: See attachments for balances and amortization amounts.

8.	ROE for purposes of AFUDC: 9.8%.

9.	FAC Tariff: Keep as filed by Lynn Barnes, except:

Reference to Account 575 in Factor PP to be removed. Replacement power insurance premiums to be removed from FAC as will replacement power insurance recoveries.

Agree to certain reporting/recordkeeping recommendations in Staff Cost of

Service Revenue Requirement Report.

10.	Depreciation rates: Per John Spanos, but accept Staff’s proposed reallocation of excess General Plant reserves.

11.	Rates to be effective April 1, 2015 (prorated basis).

Non-Revenue Requirement Issues

1.	Across-the-board increase to all customer classes effectuated by uniform % increases to all rate values for all classes, with exceptions identified in Bill Davis’ direct testimony (e.g. pre-MEEIA charge is directly calculated, rate consistency between certain rate classes is maintained).

2.	Changes to Economic Development Riders

Add in MEEIA participation clause but that requirement can be waived if the customer also meets the opt-out criteria and chooses to opt-out. Form a collaborative to address other Economic Development Riders issues.

3.	Residential Time of Use

As proposed in Bill Davis Surrebuttal .

Will provide exemplar tariff sheet as an attachment.

4.	Low income MEEIA exemption

Implement and spread the cost to all rate classes.

5.	Supplemental Service

Company will file redesigned standby tariff by end of 2015 to replace Rider E,

grandfather existing Rider E customer until next general rate proceeding.

Will have a detailed term sheet as attachment.

6.	Elimination of 7M rate class.

7.	Continue updating cost effectiveness study for LED lighting.

8.	AMS

Agree to CAM review.

9.	Continuation of funding of Div of Energy LI Weatherization and Keeping Current, as currently funded.

10.	Company agrees to notify Staff’s Chief Counsel by email when receive future DOE reimbursements related to DOE spent-fuel settlement.

Confidential Global Settlement Offer

Ameren Missouri File No. ER-2014-0258

February 10, 2015

Summary of Balances of Amortizations

Balances At 12/31/2014
Callaway Post Op Amortization	36,260,074
Pension Tracker Amortization	2,516,586
OPEB Tracker Amortization	(27,171,868)
Storm Tracker Amortization	(6,414,742)
Vegetation & Inspection Regulatory Asset	537,392
Vegetation & Inspection Regulatory Liability	(264,495)
Vegetation & Inspection Regulatory Asset	1,380,778
Energy Efficiency Reg. Asset Amortization 9/2008	365,000
Energy Efficiency Reg. Asset Amortization 12/2009	2,857,626
Energy Efficiency Reg. Asset Amortization 02/2011	14,047,248
Energy Efficiency 7/2012	24,585,763
Energy Efficiency 6/2014	3,440,310
Sioux Scrubber Construction Accounting	38,262,925
FIN 48 Tracker	(6,738,544)
Solar Rebate Amortization	96,946,464
Fukushima Study Costs	926,561
Expired and Expiring Amortization Net Over Collection	1,424,813
RES Regulatory Asset Amortization	2,104,242
Deferred RES AAO Amortization	(1,235,539)

Confidential Global Settlement Offer

Ameren Missouri File No. ER-2014-0258

February 10, 2015

Summary of Amortizations

Callaway Post Op Amortization	3,687,465
Pension Tracker Amortization	1,686,170
OPEB Tracker Amortization	(7,887,137)
Storm Tracker Amortization	(1,282,948)
Vegetation & Inspection Regulatory Asset	104,441
Vegetation & Inspection Regulatory Liability	(51,430)
Vegetation & Inspection Regulatory Asset	460,259
Energy Efficiency Reg. Asset Amortization 9/2008	87,600
Energy Efficiency Reg. Asset Amortization 12/2009	1,031,921
Energy Efficiency Reg. Asset Amortization 02/2011	5,437,644
Energy Efficiency 7/2012	6,146,440
Energy Efficiency 6/2014	590,052
Sioux Scrubber Construction Accounting	2,040,689
FIN 48 Tracker	(2,465,532)
Solar Rebate Amortization	32,315,488
Fukushima Study Costs	92,656
Expired and Expiring Amortization Net Over Collection	(474,938)
RES Regulatory Asset Amortization	613,738
Deferred RES AAO Amortization	(411,846)

EXPLANATORY NOTE: Missouri Public Service Commission staff sent the following to Ameren Missouri and intervenors on February 13, 2015:

-Confidential - For Discussion Purposes Only

Global Settlement Counter-Offer

Ameren Missouri File No. ER-2014-0258

February 13~~0~~, 2015

l. Non-fuel Revenue Requirement increase: $1million ~~59.8 million~~.

2. Increase in Net Fuel Costs (NBEC): $103.1 million.

3. ~~Total Revenue Requirement: $3,192,643,080 r~~Reflects reduction in staff’s retail billing units and associated revenues of approximately $2.6 million

4. Rate Base: (a.) Accept Staff’s disallowance of collector plates for Labadie ESP project and this disallowance will be permanently excluded from plant-in-service (rate base) in all future cases. This resolves the ESP disallowance for all future rate cases.

(b.) Total Rate Base of $6,975,231,294 ~~Coal inventory per Company’s position including coal in transit~~.

5. Billing Units: Customer counts through December 31, 2014, with customer usage as of July 2014. Note: Noranda at “full load”.

6. Trackers:

Vegetation Management and Infrastructure Inspection Tracker: Canceled

Fin. 48 Tracker Continues

Two Way Major Storm Cost Continues: ~~$4.6 million base~~Canceled

Pension Continues: $32,514,276 base

OPEB Continues: $2,001,552 base

RES Continues: $10,786,405 base

7. Amortizations: All parties agree to adopt Staff’s balances and amortizations as reflected in Staff’s True-Up Accounting Schedules. No recovery for Noranda AAO. ~~See attachments for balances and amortization amounts~~.

8. ROE for purposes of AFUDC: 9.8%.

9. FAC Tariff:

~~Keep as filed by Lynn Barnes, except:~~

Reference to Account 575 in Factor PP to be removed.

Replacement power insurance premiums to be removed from FAC as will replacement power insurance recoveries.

Agree to certain reporting/recordkeeping recommendations in Staff Cost of Service Revenue Requirement Report.

No new charges to be added to FAC between rate cases; all modifications to be determined during rate cases.

10. Depreciation rates: Staffs Depreciation Rates and ~~Per John Spanos, but accept~~ Staff’s proposed reallocation of excess General Plant reserves.

11. Rates to be effective April 1, 2015 (prorated basis), if possible.

12. Ameren Missouri agrees that it will not file tariffs to seek a general rate case ~~seek an increase in rates~~ prior to January 1, 2016.

13. Solar rebate balance shall be reduced by $2,700,000 a month; issue to be reserved for future rate case.

Non-Revenue Requirement Issues:

~~1.~~ To be determined. ~~Across the board increase to all customer classes effectuated by uniform % increases to all rate values for all classes.~~

2. Changes to Economic Development Riders

Add in MEEIA participation clause but that requirement can be waived if the customer also meets the opt-out criteria and chooses to opt-out. Form a collaborative to address other Economic Development Riders issues.

3. Residential Time of Use

As proposed in Bill Davis Surrebuttal .

Will provide exemplar tariff sheet as an attachment.

Do not require customers to remain on the rate; however if customer terminates they cannot come back on for 12 months.

4. Low income MEEIA exemption

Implement and spread the cost to all rate classes. Opt-out customers will not receive an allocation of this cost.

5. ~~Supplemental~~ Standby Service

Collaborative workshop process with the commitment of filing a cost-based standby tariff by December 31, 2015. Existing Rider E is grandfathered. but current customer has option to switch tariffs at any time. ~~Company will file redesigned standby tariff by end of 2015 to replace Rider E, grandfather existing Rider E customer until next general rate proceeding.~~

~~Will have a detailed term sheet as attachment.~~

6. Elimination of 7M rate class.

7. Continue updating cost effectiveness study for LED lighting.

8. AMS / CAM - Ameren Missouri agrees to file a request seeking Commission approval of its CAM by a date to be determined by the parties.

Parties to agree to reporting requirements related to CAM.

~~Agree to CAM review.~~

9. Continue~~ation of~~ funding ~~of~~ Div of Energy–administered LI Weatherization and Keeping Current, as currently funded.

10. Company agrees to notify ~~Staff’s~~ Chief Staff Counsel and Office of Public Counsel by email when receive future DOE reimbursements related to DOE spent-fuel settlement.

11. Street lighting language to be determined. Language to be provided this afternoon.

EXPLANATORY NOTE: Ameren Missouri sent the following cover note and attachment to Missouri Public Service Commission staff and intervenors on February 15, 2015:

Although we appreciate all parties’ efforts to work on and discuss the possibility of a global settlement, given the counter-offer we received on Friday it does not appear to us that further discussions about a global settlement would be productive. Since the hearings in our case begin in just over a week, we have turned our attention to partial settlements in order to resolve some of the less material issues, and clean up the case so that the major issues can be presented to the Commission in an orderly manner. To that end I am attaching a proposed partial settlement offer that would resolve 16 of the smaller revenue requirement issues and establish base amounts for the trackers that are not at issue in the case. The document also memorializes a number of revenue requirement items which we believe have been resolved. In addition to this proposed partial settlement, we are also working with the parties with positions on fuel issues to develop a separate settlement which we believe can address most or all of those issues. I look forward to our discussion tomorrow morning.

Confidential

Ameren Missouri’s Partial Settlement Offer

File No. ER-2014-0258

February 14, 2015

The Staff’s revenue requirement will be increased by $16.6 million to reflect settlement of the following items:

Miscellaneous Payroll Adjustments

Dues/Donations including EEI

Advertising

Board of Directors Compensation

Uncollectibles

Vegetation Management and Infrastructure Inspection Annual O&M

Franchise Tax

Amortization balances and amortizations per Staffs position, except no settlement on Lost Fixed Cost AAO and Solar Rebates

DC Office Lease expense

AMS Expense Allocation

Coal Inventory, except no settlement on Coal-in-Transit

Coal Refinement Revenues and Expenses

Insurance Expense

Normalized Storm O&M Expense

An Adjustment will be made to reflect Staff Witness Sarah Sharpe’s position on handling Rate Case Expense

Labadie Collector Plates will be removed from Plant-in-Service

Trackers:

Pension Tracker Continues with $32,514,276 Base

OPEB Tracker Continues with $2,001,552 Base

RES Tracker Continues with $10,786,405 Base

Fin. 48 Tracker Continues

No settlement with regard to Major Storm Cost and Veg. Mgmt./Infrastructure Inspection Trackers

Items Previously Resolved:

REC Inventory

Adjustment to Prepayments

Intercompany Rental Revenues

MISO Administrative Costs

Additional Maintenance due to burning refined coal

Callaway Refuel Expense

Low Level Radioactive Waste Disposal

Relocation Cost Normalization

Other Employee Benefits

Lobbying Expense (payroll)

PSC Assessment

Lockbox Expense

Lease Expense

New Bill Format Expense

Outside Services/Snow Removal

Miscellaneous Expenses

Payroll Tax

Property Taxes

NEIL Excise Tax

AMS Study Cost

EXPLANATORY NOTE: Ameren Missouri sent the following note to Missouri Public Service Commission staff and intervenors on February 16, 2015:

Based on our discussions this morning, Ameren Missouri is willing to replace $16.6 million in our partial settlement offer with $14.8 million. We also agree that base amounts for the storm tracker and vegetation/infrastructure trackers should be separately specified. We also agree to work with [Redacted] to put dollar amounts by the other resolved issues as she suggested.

EXPLANATORY NOTE: Ameren Missouri sent the following cover note and attachment to Missouri Public Service Commission staff and intervenors on February 17, 2015:

After discussing this settlement at length with our senior management last night, I am authorized to offer $12 million to settle the package of issues, with coal-in-transit and vegetation management/infrastructure inspection trackers and their bases pulled out for us to litigate. See the attached mark-up of the offer we received. We are generally in agreement with the non-revenue requirement proposals, and [Redacted] and his staff are double checking the list of additional items settled, as well as [Redacted]’s list of items and dollar amounts that she sent separately. I don’t believe there is much if anything more we can offer for these issues, but we would be happy to answer any questions you may have.

Confidential- For discussion purposes only

~~Non-Utility Parties~~Ameren Missouri’s Partial Settlement Counter Offer

File No. ER-2014-0258

February 1~~6~~7, 2015

The Staff’s revenue requirement will be increased by $12~~9~~.0 million ~~(including elimination of Vegetation Management and Infrastructure Inspection trackers) or alternatively $8.5 million (with Vegetation Management and Infrastructure Inspection trackers remaining for litigation)~~ to reflect settlement of the following items:

All Payroll Issues (including BBI, BNA)

Dues/Donations including EEI

Advertising

Board of Directors Compensation

Uncollectibles

~~Vegetation Management and Infrastructure Inspection Annual O&M:~~

~~(If tracker not eliminated Vegetation Management base level would be $55 million and Infrastructure Inspection base level would be $6 million)~~

Litigate vegetation management/infrastructure trackers and base amounts which are not addressed by this settlement offer

Franchise Tax

Amortization balances and amortizations per Staffs position except for:

a) Fukushima amortization will be set for 3 years beginning with effective date of rates in this case

b) Resolution of all energy efficiency amortization issues

c) No settlement on Lost Fixed Cost/Lost Revenues AAO and Solar Rebates

DC Office Lease and all other lobbying expense

AMS Expense Allocation — See reporting and filing requirements below.

Coal Inventory ~~and Coal in Transit~~. Litigate coal-in-transit.

Coal Refinement Revenues and Expenses

Insurance Expense

Normalized Storm O&M Expense

An Adjustment will be made to reflect Staff Witness Sarah Sharpe’s position on handling Rate Case Expense

Labadie Collector Plates will be removed from Plant-in-Service

Trackers:

Pension Tracker Continues with $32,514,276 Base

OPEB Tracker Continues with $2,001,552 Base

RES Tracker Continues with $10,786,405 Base

Fin. 48 Tracker Continues

No settlement with regard to Major Storm Cost Tracker; all parties agree to $4.6 million normalized level for Base

Items Previously Resolved:

REC Inventory

Adjustment to Prepayments

Intercompany Rental Revenues

MISO Administrative Costs

Additional Maintenance due to burning refined coal

Callaway Refuel Expense

Low Level Radioactive Waste Disposal

Relocation Cost Normalization

Other Employee Benefits

Lobbying Expense (payroll)

PSC Assessment

Lockbox Expense

Lease Expense

New Bill Format Expense

Outside Services/Snow Removal

Miscellaneous Expenses

Payroll Tax

Property Taxes

NEIL Excise Tax

AMS Study Cost

Plant - Rate Base

Reserve - Rate Base

Materials and Supplies - Rate Base

Cash Working Capital - Rate Base

Fuel Inventory Other Than Coal - Rate Base

Customer Deposits - Rate Base

Customer Advances - Rate Base

Pension - Rate Base

OPEB - Rate Base

Pensions and OPEB expense

Pensions and OPEB Amortizations

FIN 48 Tracker - Rate Base

Radioactive Accrual

Taum Sauk

MEEIA Revenue and Expense Removal

Interest on Customer Deposits

FIN 48 Amortization

DOE Reimbursements

Normalized Storm O&M Expense

Energy Efficiency Amortization

Vegetation & Infrastructure Amortization

Rent Expense - AMS

Callaway Post Op Amortization

Transmission Amortization

Hydraulic Amortization

Intangible Amortization

NRC Fees

Capital Structure

MISO Entergy Adj to zero out test year and annualize ongoing amount thru

Transmission.

AMS CAM Reporting and Filing Requirements:

1. Ameren Missouri agrees to seek Commission approval for their CAM as part of their next general rate case.

2. Unless otherwise ordered by the Commission ,Ameren Missouri agrees to provide monthly data on an annual basis with its CAM filing, as well as with any future rate case filing to include test year and any data for additional months subsequent to its last CAM filing, an electronic excel spreadsheet (with formulas intact where applicable). Such spreadsheet shall be provided in a sortable format containing the following information regarding AMS costs directly charged or allocated to individual Ameren entity, by month:

1.	FERC account number (for individual O&M, capital and other accounts)

2.	Resource Type (including labor and non-labor)

3.	~~Business~~Budget Function Category (~~i.~~eg. General Counsel, Controller, Treasurer).~~AS: Shared Service, BS: Business Services Operations, etc.)~~

4.	Service Request Number

5.	Description of item

6.	Date of item (month/year)

7.	Allocation factor field

8.	All direct charges, and allocated charges (i.e., direct allocated, indirect functional and indirect corporate)

~~8.~~	9. Ameren Missouri shall provide a summary of the above information consistent with the PW 19650 report, but based on budget function rather than business function.

10.	~~In the aggregate, the total of all O&M, capital and other charges for a given month shall be capable of being reconciled to the PW 19650 report.~~

~~9.~~

EXPLANATORY NOTE: Missouri Public Service Commission staff sent the following to Ameren Missouri and intervenors on February 18, 2015:

Confidential- For discussion purposes only

Non-Utility Parties Partial Settlement Counter Offer

File No. ER-2014-0258

February 18~~6~~, 2015

The Staff’s revenue requirement will be increased by $9.2 million ~~9.0 million (including elimination of Vegetation Management and Infrastructure Inspection trackers) or alternatively $8.5 million (with Vegetation Management and Infrastructure Inspection trackers remaining for litigation)~~ to reflect settlement of the following items:

All Payroll Issues (including BBI, BNA)

Dues/Donations including EEI

Advertising

Board of Directors Compensation

Uncollectibles

~~Vegetation Management and Infrastructure Inspection Annual O&M:~~

~~(If tracker not eliminated Vegetation Management base level would be $55 million and~~

~~Infrastructure Inspection base level would be $6 million)~~

Litigate vegetation management/infrastructure trackers and base amounts which are not addressed by this settlement offer

Franchise Tax

Amortization balances and amortizations per Staffs position except for:

a) Fukushima amortization will be set for 3 years beginning with effective date of rates in this case

b) Resolution of all energy efficiency amortization issues

c) No settlement on Lost Fixed Cost/Lost Revenues AAO and Solar Rebates

DC Office Lease and all other lobbying expense

AMS Expense Allocation — See reporting and filing requirements below.

Coal Inventory and Coal-in-Transit. ~~Litigate coal in transit.~~

Coal Refinement Revenues and Expenses

Insurance Expense

Normalized Storm O&M Expense

An Adjustment will be made to reflect Staff Witness Sarah Sharpe’s position on handling Rate Case Expense

Labadie Collector Plates will be removed from Plant-in-Service

Trackers:

Pension Tracker Continues with $32,514,276 Base

OPEB Tracker Continues with $2,001,552 Base

RES Tracker Continues with $10,786,405 Base

Fin. 48 Tracker Continues

No settlement with regard to Major Storm Cost Tracker; all parties agree to $4.6 million normalized level for Base

Items Previously Resolved:

REC Inventory

Adjustment to Prepayments

Intercompany Rental Revenues

MISO Administrative Costs

Additional Maintenance due to burning refined coal

Callaway Refuel Expense

Low Level Radioactive Waste Disposal

Relocation Cost Normalization

Other Employee Benefits

Lobbying Expense (payroll)

PSC Assessment

Lockbox Expense

Lease Expense

New Bill Format Expense

Outside Services/Snow Removal

Miscellaneous Expenses

Payroll Tax

Property Taxes

NEIL Excise Tax

AMS Study Cost

~~Plant - Rate Base~~

~~Reserve - Rate Base~~

Materials and Supplies - Rate Base

~~Cash Working Capital - Rate Base~~

Fuel Inventory Other Than Coal - Rate Base

Customer Deposits - Rate Base

Customer Advances - Rate Base

Pension - Rate Base

OPEB - Rate Base

Pensions and OPEB expense

Pensions and OPEB Amortizations

FIN 48 Tracker - Rate Base

Radioactive Accrual

Taum Sauk

MEEIA Revenue and Expense Removal

Interest on Customer Deposits

FIN 48 Amortization

DOE Reimbursements

Normalized Storm O&M Expense

Energy Efficiency Amortization

Vegetation & Infrastructure Amortization

Rent Expense - AMS

Callaway Post Op Amortization

Transmission Amortization

Hydraulic Amortization

Intangible Amortization

NRC Fees

Capital Structure

~~MISO Entergy Adj to zero cut test year and annualize ongoing amount thru Transmission.~~

AMS CAM Reporting and Filing Requirements:

1. Ameren Missouri agrees to seek Commission approval for their CAM as part of their next general rate case.

2. Unless otherwise ordered by the Commission ,Ameren Missouri agrees to provide monthly data on an annual basis with its CAM filing, as well as with any future rate case filing to include test year and any data for additional months subsequent to its last CAM filing, an electronic excel spreadsheet (with formulas intact where applicable). Such spreadsheet shall be provided in a sortable format containing the following information regarding AMS costs directly charged or allocated to individual Ameren entity, by month:

1.	FERC account number (for individual O&M, capital and other accounts)

2.	Resource Type (including labor and non-labor)

3.	~~Business~~Budget Function Category (~~i.~~eg. General Counsel, Controller, Treasurer).~~AS: Shared Service, BS: Business Services Operations, etc.)~~ (Subject to further explanation/clarification)

4.	Service Request Number

5.	Description of item

6.	Date of item (month/year)

7.	Allocation factor field

8.	All direct charges, and allocated charges (i.e., direct allocated, indirect functional and indirect corporate)

~~8.~~	9. Ameren Missouri shall provide a summary of the above information consistent with the PW 19650 report, but based on budget function rather than business function. (Subject to further explanation/clarification)

10.	~~In the aggregate, the total of all O&M, capital and other charges for a given month shall be capable of being reconciled to the PW 19650 report.~~

~~9.~~